                                                                   EXHIBIT 10.22

                          SOMAXON PHARMACEUTICALS, INC.

                         COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT ("AGREEMENT") is made as of April 15, 2004 by and among Somaxon Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), ProCom One, Inc. ("PROCOM") and Terry Cobb, an individual (the "PURCHASER").

      The parties agree as follows:

      1. Issuance of Stock. In partial consideration for the license grant and other covenants of ProCom under that certain License Agreement dated August 25, 2003 by and between the Company and ProCom (the "LICENSE AGREEMENT"), the Company hereby agrees to issue to the Purchaser, as the designee of ProCom under
Section 4.7 of the License Agreement, and the Purchaser hereby accepts, an aggregate of 201,739 shares of the Company's Common Stock (par value $0.0001 per share) (the "SHARES").

      2. Capitalization as of the Qualified Financing. The Company represents and warrants to the Purchaser that, as of the effective date of the Qualified Financing (as defined in the License Agreement), the outstanding capital stock of the Company consisted of 2,300,000 shares of Series A Preferred Stock and 3,500,000 shares of Common Stock. Accordingly, the Shares issued to the Purchaser hereunder, together with the shares of Common Stock to be issued concurrently to the other designee of ProCom under Section 4.7 of the License Agreement, Dr. Neil B. Kavey, constitute eight percent (8.0%) of the outstanding capital stock of the Company as of the Qualified Financing.

      3. Right of First Refusal. The Purchaser shall be entitled to become a party to the Company's Amended and Restated Investor Rights Agreement, dated as of December 15, 2003 (the "RIGHTS AGREEMENT"), solely for the purpose of the right of first refusal set forth in Section 4 thereof. Upon the Purchaser's execution and delivery to the Company of a counterpart signature page to the Rights Agreement, the Purchaser shall be deemed to be an "Investor" for purposes of Section 4 of the Rights Agreement and the provisions of Section 4.7.3 of the License Agreement shall be deemed satisfied in their entirety.

      4. Investment Representations. In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

            (a) The Shares to be issued to the Purchaser hereunder will be acquired for investment for the Purchaser's own account and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT").

            (b) The Purchaser has received or has had full access to all the information the Purchaser considers necessary or appropriate to make an informed investment decision with respect to the Shares.

            (c) The Purchaser understands that an investment in the Shares involves substantial risk. The Purchaser: (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of the Purchaser's investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Shares and protecting its investment; and/or (ii) has a preexisting business relationship with the Company and/or certain of its other officers, directors or controlling persons of a nature and duration that enables the Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

            (d) Purchaser is an accredited investor within the meaning of Regulation D promulgated under the Securities Act.

            (e) The Purchaser understands that the Shares are characterized as "restricted securities" under the Securities Act, in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Purchaser represents that it is familiar with Rule 144 of the Securities and Exchange Commission and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser understands that the Company is under no obligation to register any of the securities sold hereunder.

      5. Stock Certificate Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

            (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

            (b) Any legend required by the Company's Bylaws and any applicable state securities laws.

      6. Market Stand-Off Agreement. The Purchaser hereby agrees, if so requested by the managing underwriters or the Company in connection with the initial public offering of the Company's Common Stock, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

      7. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

      8.    General Provisions.

            (a) This Agreement shall be governed by the laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

            (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

            (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void.

            (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

            (e) Purchaser acknowledges that the Shares are subject to a right of first refusal pursuant to the Company's Bylaws, a copy of which is available from the Secretary of the Company.

            (f) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

            (g) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

COMPANY:                                        PURCHASER:

SOMAXON PHARMACEUTICALS, INC.,
a Delaware corporation                          /s/ Terry Cobb
                                                --------------------------------
                                                Terry Cobb

By: /s/ Kenneth Cohen                           Address:  c/o Key Concepts
    ------------------------------------                  13880 Perdido Key
    Name:  Kenneth Cohen                                  Florida 32507
    Title: President and Chief Executive
           Officer

Address:  12750 High Bluff Drive, Suite 310
          San Diego, California 92130

Acknowledged and Agreed:

PROCOM ONE, INC.

By: /s/ Neil Kavey
    ------------------------------------
    Name:  Neil B. Kavey, M.D.
    Title: